UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
Filed by Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material pursuant to Rule §240.14a-12
PEAKSTONE REALTY TRUST
(Name of Registrant as Specified in Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Your **Vote** Counts!

PEAKSTONE REALTY TRUST

2024 Annual Meeting of Shareholders
Vote by June 17, 2024
11:59 PM ET



Peakstone
REALTY TRUST

PEAKSTONE REALTY TRUST
1520 E. GRAND AVENUE
EL SEGUNDO, CA 90245

V48765-P11066

You invested in PEAKSTONE REALTY TRUST and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting of Shareholders. **This is an important notice regarding the availability of proxy materials for the Annual Meeting of Shareholders to be held on June 18, 2024.**

Get informed before you vote

View the Notice of Annual Meeting of Shareholders, Proxy Statement and Annual Report to Shareholders online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 4, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

June 18, 2024

9:00 a.m. Pacific Time

Virtually at:
www.virtualshareholdermeeting.com/PKST2024

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.comTHIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.Board Voting ItemsRecommends1.Election of five trustees to our Board of Trustees, each to serve until the 2025 annual meeting of shareholders and until their successors are duly elected and qualify;Nominees:01)Carrie DeWees04)Samuel Tang02)Michael J. Escalante05)Casey Wold03)Jeffrey FriedmanFor2.Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024;For3.Approval of, on an advisory (non-binding) basis, the compensation paid to the Company’s Named Executive Officers as described in the proxy statement; andFor4.Approval of an amendment to the Peakstone Realty Trust Second Amended and Restated Employee and TrusteeLong-Term Incentive Plan.For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.